                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                         AVALON HOLDINGS CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:


Reg. (S) 240.14a-101.

SEC 1913 (3-99)

--------------------------------------------------------------------------------



[LOGO AVALON HOLDINGS
      CORPORATION]




      Notice of Annual Meeting
      of Shareholders
      April 28, 2000
      and
      Proxy Statement



   Avalon Holdings Corporation . One American Way . Warren, Ohio  44484-5555


--------------------------------------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 28, 2000

To the Shareholders of Avalon Holdings Corporation:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Avalon Holdings Corporation will be held at the Grand Pavilion, One American Way, Warren, Ohio, on Friday, April 28, 2000, at 10:00 A.M., local time, for the following purposes:

  1. To elect five Directors, two of whom will be Class A Directors elected by the holders of Class A Common Stock, and three of whom will be Class B Directors elected by the holders of Class B Common Stock, such Directors to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified; and

  2. To transact such other business as may properly come before the meeting and any adjournment thereof;

all in accordance with the accompanying Proxy Statement.

  The Board of Directors has fixed the close of business on Thursday, March 2, 2000, as the record date for the determination of the shareholders entitled to notice of and to vote at such meeting or any adjournment thereof. Only those shareholders of record at the close of business on such date will be entitled to vote at the meeting or any adjournment thereof.

  Your prompt action in sending in your proxy will be greatly appreciated. An envelope is provided for your use which requires no postage if mailed in the United States. If you have more than one shareholder account, you are receiving a proxy for each account. Please vote, date, sign and mail all proxies you receive.

                       BY ORDER OF THE BOARD OF DIRECTORS


                       /s/ JEFFREY M. GRINSTEIN

                       JEFFREY M. GRINSTEIN
                       General Counsel and Secretary
Warren, Ohio
March 22, 2000



                                   IMPORTANT:

PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE, WHICH ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ENCLOSED PROXY STATEMENT.

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 28, 2000

  This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Avalon Holdings Corporation (the "Company") of proxies in the form enclosed herewith to be voted at the Annual Meeting of Shareholders to be held at the Grand Pavilion, One American Way, Warren, Ohio, on Friday, April 28, 2000, at 10:00 A.M., local time, and at any adjournment thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement is being sent to each holder of the issued and outstanding shares of Class A Common Stock, $.01 par value, ("Class A Common Stock") and Class B Common Stock, $.01 par value, ("Class B Common Stock," and together with the Class A Common Stock, the "Common Stock") of the Company entitled to vote at the meeting in order to furnish information relating to the business to be transacted at the meeting. The Company's Annual Report to Shareholders for the fiscal year ended December 31, 1999, including financial statements, is being mailed to shareholders, together with this Proxy Statement and the accompanying form of proxy, beginning on or about March 27, 2000.

  Any shareholder giving a proxy will have the right to revoke it at any time prior to the voting thereof by giving written notice to the Secretary of the Company, by voting in person at the Annual Meeting, or by execution of a subsequent proxy provided that such action is taken in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken. Shares of Common Stock represented by the proxies in the form enclosed, properly executed, will be voted in the manner designated, or if no applicable instructions are indicated, in favor of the Directors named therein. The persons named in the enclosed form of proxy are authorized to vote, in their discretion, upon such other business as may properly come before the meeting and any adjournment thereof. Only those shares represented at the Annual Meeting in person or by proxy shall be counted for purposes of determining the number of votes required for any proposals upon which shareholders of the Company shall be called upon to vote. Abstentions and "broker non-votes" shall not be counted as votes for or against any matter upon which shareholders of the Company shall be called upon to vote. The Articles of Incorporation of the Company do not permit cumulative voting in the election of Directors.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

  The Board of Directors has fixed the close of business on March 2, 2000, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only shareholders of record at the close of business on that date will be entitled to vote at the meeting or any adjournment thereof. At the Annual Meeting, the holders of Class A Common Stock will be entitled, as a class, to elect two Directors ("Class A Directors") and the holders of Class B Common Stock will be entitled, as a class, to elect three Directors ("Class B Directors," and together with the Class A Directors, the "Directors").

  Except for the election of Directors and as otherwise required by the provisions of the Company's Articles of Incorporation or by law, holders of the Class A Common Stock and Class B Common Stock will vote or consent as a single class on all matters with each share of Class A Common Stock having one vote per share and each share of Class B Common Stock having ten votes per share. In the event that the outstanding shares of Class B Common Stock constitute less than 50% of the total voting power of the issued and outstanding shares of Class A Common Stock and Class B Common Stock, the holders of the Class A Common Stock and Class B Common Stock will vote as a single class for the election of Directors. At the close of business on March 2, 2000, the Company had outstanding 3,185,240 shares of Class A Common Stock entitling the holders thereof to 3,185,240 votes in the aggregate and 618,091 shares of Class B Common Stock entitling the holders thereof to 6,180,910 votes in the aggregate.

  Each share of Class B Common Stock is convertible at any time, at the option of the shareholder, into one share of Class A Common Stock. Shares of Class B Common Stock are also automatically converted into shares of Class A Common Stock on the transfer of such shares to any person other than the Company, another holder of Class B Common Stock or a "Permitted Transferee" as defined in the Company's Articles of Incorporation. The Class A Common Stock is not convertible.

  The following table sets forth information with respect to beneficial ownership of the Class A Common Stock and Class B Common Stock by each person known to the Company to be the beneficial owner of more than five percent of either class of Common Stock. This information is as of February 11, 2000, unless noted that it is based upon Schedules 13-D or 13-G filed with the Securities and Exchange Commission (the "Commission"), in which event such information is as of December 31, 1999.


                                                  Class A Common Stock           Class B Common Stock     Percent of     Percent of
                                               ------------------------       ------------------------       all            Total
                                               Number of     Percent of       Number of     Percent of      Common          Voting
                 Name                           Shares          Class           Shares         Class         Stock          Power
                 ----                          ---------     ----------       ---------     ----------    ----------     ----------
Ronald E. Klingle (1)(2)                          2,317          *   %       611,133          98.9%          16.1%          65.3%

Lourde John Constable (3)(5)                    504,546          15.8             --            --           13.3            5.4
     5 Radnor Corporate Center
     100 Matsonford Road, Suite 520
     Radnor, PA  19087

Constable Partners, L.P. (3)(5)                 442,446          13.9             --            --           11.6            4.7
     5 Radnor Corporate Center
     100 Matsonford Road, Suite 520
     Radnor, PA  19087

Keeley Asset Management                         207,600           6.5             --            --            5.5            2.2
     Corp. (4)(8)
     401 South LaSalle Street
     Chicago, Illinois  60605

Cardinal Capital Management,                    217,300           6.8             --            --            5.7            2.3
      L.L.C.(6)
      One Fawcett Place
      Greenwich, CT  06830

Anil C. Nalluri, M.D., Inc.                     200,277           6.3             --            --            5.3            2.1
      Profit Sharing Plan and Trust
      (4)(7)
      c/o Anil C. Nalluri, M.D., Inc.
      5500 Market Street
      Youngstown, OH  44512

_____________________________

*  Less than one percent.

(1) Includes 14,296 shares of Class B Common Stock owned by Mr. Klingle's spouse, the beneficial ownership of which is disclaimed. Includes 1,067 shares of Class A Common Stock held by Mr. Klingle in the Avalon Holdings Corporation Participating Companies Profit Sharing Plan and Trust (including 397 shares held by Mr. Klingle's spouse, the beneficial ownership of which Mr. Klingle disclaims). Mr. Klingle has sole voting power and sole investment power over 1,920 shares of Class A Common Stock and 596,837 shares of Class B Common Stock.

(2) Ronald E. Klingle is an employee, executive officer and director of the Company. The address for Mr. Klingle is c/o Avalon Holdings Corporation, One American Way, Warren, Ohio 44484-5555.

(3) Each named security holder has shared voting power and shared investment power over all of the shares listed.

(4) Each named security holder has sole voting power and sole investment power over all of the shares listed.

(5) Based upon information contained in Schedule 13-G filed with the Commission on February 10, 2000.

(6) Cardinal Capital Management, L.L.C. has sole voting power over 30,200 shares and sole investment power over 217,300 shares.

(7) Based upon information contained in Schedule 13-D filed with the Commission on August 19, 1999.

(8) Based upon information contained in Schedule 13-G filed with the Commission on February 11, 2000.



                             ELECTION OF DIRECTORS

  It is intended that the proxies will be voted for the election of the five nominees named below to hold office as Directors until the next succeeding annual shareholders' meeting and until their respective successors are duly elected and qualified. Specifically, the holders of Class A Common Stock are entitled, as a class, to elect two Class A Directors and the holders of Class B Common Stock are entitled, as a class, to elect three Class B Directors. It is the intention of the persons named in the enclosed forms of proxy to vote such proxies as specified and if no specification is made, to vote such proxies for the election as Directors of the nominees for Class A Directors and Class B Directors listed below. All such nominees have consented to serve if elected. While management has no reason to believe that any of the nominees will not be available to serve as a Director, if for any reason any of them should become unavailable, the proxies will be voted for such substitute nominees as may be designated by the Board of Directors. The two nominees for Class A Directors receiving the greatest number of votes from the holders of shares of Class A Common Stock eligible to be cast at the meeting will be elected Class A Directors; and, the three nominees for Class B Directors receiving the greatest number of votes from the holders of shares of Class B Common Stock eligible to be cast at the meeting will be elected Class B Directors.

  Set forth below is certain information about the nominees for Class A Directors and Class B Directors:


                                                Director
                Name                   Age       Since                  Title                        Term
                ----                   ---      --------                -----                        ----

Nominees for Class A Directors:

Sanford B. Ferguson                       53      1998      Director                               1 year
Stephen L. Gordon                         58      1998      Director                               1 year

Nominees for Class B Directors:
Ronald E. Klingle                         52      1998      Chairman of the Board, Chief           1 year
                                                            Executive Officer and a Director
Stephen G. Kilper                         40      1999      Director                               1 year
Robert M. Arnoni                          44      1998      Director                               1 year


Set forth below is information concerning each nominee for election as a director, including such nominee's principal occupation.

  Sanford B. Ferguson has been a director of the Company since June 1998 and had been a director of American Waste Services, Inc. since January 1991. Mr. Ferguson is currently President of Solutions Consulting, Inc. From 1981 to July 1999, Mr. Ferguson had been a partner in the law firm of Kirkpatrick & Lockhart LLP. Mr. Ferguson received his Bachelor of Arts degree from Dartmouth College, his Master of Arts degree from Oxford University and his Doctor of Jurisprudence degree from Yale University.

  Stephen L. Gordon has been a director of the Company since June 1998 and had been a director of American Waste Services, Inc. since April 1997. He has been a partner in the law firm of Beveridge & Diamond, P.C. since 1982. Mr. Gordon received his Bachelor of Arts degree from Rutgers University and his Doctor of Jurisprudence degree from the University of Pennsylvania.

  Ronald E. Klingle has been a director, Chairman of the Board and Chief Executive Officer since June 1998. He had been Chairman, Chief Executive Officer and a director of American Waste Services, Inc. since December 1988.
Mr. Klingle has approximately 29 years of environmental experience and received his Bachelor of Engineering degree in Chemical Engineering from Youngstown State University. Mr. Klingle is the spouse of Frances R. Klingle who is the Chief Administrative Officer and Controller of the Company.

  Stephen G. Kilper has been a director of the Company since October 1999. He has been Chief Executive Officer of the Company's technical environmental services operations since June 1998. Mr. Kilper was Executive Vice President, Disposal Services, and a director of American Waste Services, Inc. and Chief Executor Officer of its wholly owned disposal subsidiaries from October 1995 to June 1998. Mr. Kilper received his degree in Agricultural Engineering from the University of Wisconsin - Madison.

  Robert M. Arnoni has been a director of the Company since June 1998 and had been a director of American Waste Services, Inc. since April 1997. He is currently President of the Arnoni Development Company, Inc. From 1985 to August 1996, Mr. Arnoni was President and Chief Executive Officer of The Arnoni Group, a management company for various, related solid waste collection, transportation and disposal operations. Mr. Arnoni has over 20 years experience in the solid waste industry.

                         STOCK OWNERSHIP OF MANAGEMENT

  The following table sets forth information as of February 11, 2000, with respect to beneficial ownership of the Class A Common Stock and Class B Common Stock by: (i) the Company's directors and certain named officers of the Company, and (ii) all executive officers and directors, including nominees, as a group. See "Voting Securities and Principal Holders Thereof."

                                                                 Beneficially Owned as of February 11, 2000  (1)
                                               ------------------------------------------------------------------------------------

                                                  Class A Common Stock           Class B Common Stock     Percent of     Percent of
                                               ------------------------       ------------------------       all            Total
                                               Number of     Percent of       Number of     Percent of      Common          Voting
                 Name                           Shares          Class           Shares         Class         Stock          Power
                 ----                          ---------     ----------       ---------     ----------    ----------     ----------

Ronald E. Klingle (2)(4)                       2,317             *%            611,133          98.9%          16.1%        65.3%

Stephen G. Kilper (2)                             --             *                  --            --             *            *

Timothy C. Coxson (3)                            399             *                  --            --             *            *

Jeffrey M. Grinstein (3)                          --             *               5,546            *              *            *

Sanford B. Ferguson                               --             *                  --            --             *            *

Robert M. Arnoni                              20,200             *                  --            --             *            *

Stephen L. Gordon                                 --             *                  --            --             *            *

All executive officers, directors and         22,916             *             616,679          99.8           16.8         66.1
 nominees for directors as a group (9
 persons) (5)

--------------------------------------

*Less than one percent.


(1) One executive officer in "All executive officers and directors as a group" has shared voting and investment power with his spouse. All other named persons have sole voting and sole investment power over all listed shares.

(2) Each of these individuals is an employee, executive officer and director of the Company.

(3) Each of these individuals is an employee and executive officer of the Company.

(4) Includes 14,296 shares of Class B Common Stock owned by Mr. Klingle's spouse, the beneficial ownership of which is disclaimed. Includes 1,067 shares of Class A Common Stock held in the Avalon Holdings Corporation Participating Companies Profit Sharing Plan and Trust (including 397 shares held by Mr. Klingle's spouse, the beneficial ownership of which Mr. Klingle disclaims).

(5) In determining the number of shares held by executive officers and directors as a group, shares beneficially owned by more than one executive officer or director have been counted only once.

                      MEETINGS AND COMMITTEES OF THE BOARD

The Board of Directors has established four standing committees to assist in the discharge of its responsibilities. These are the Executive, Audit, Option Plan and Compensation Committees. The Board as a whole nominates directors for election after receiving recommendations from the Executive Committee. During 1999, the Board of Directors had four meetings.

  Each incumbent Director acted pursuant to all written consents without formal meeting and attended at least 75% of the total number of meetings of (a) the Board of Directors and (b) the committees of the Board on which the respective Directors served during 1999.

  The Executive Committee, subject to the restrictions of the Ohio General Corporation Law, may exercise the authority of the Board of Directors in the management of the business and affairs of the Company during intervals between meetings of the Board. During 1999, the Executive Committee held two meetings. The Executive Committee consists of three members of which Messrs. Klingle (Chairman) and Ferguson are currently members. The third position is vacant as a result of the death of Mr. Darrell D. Wilson during 1999. This vacancy will be filled by the Board at the next meeting of directors.

  The Audit Committee is responsible for recommending the firm of independent accountants to be engaged to audit the Company's financial statements, reviewing the scope and results of the audit with the independent accountants, reviewing with management and the independent accountants the Company's interim and year-end operating results, considering the adequacy of the internal accounting controls and audit procedures of the Company and reviewing the non-audit services to be performed by the independent accountants. During 1999, the Audit Committee held three meetings. The Audit Committee currently consists of three members, as follows: Messrs. Gordon (Chairman), Arnoni and Ferguson.

  The Compensation Committee is responsible for reviewing and establishing the compensation arrangements for employees of the Company, including the salaries and bonuses of top management. During 1999, the Compensation Committee held two meetings. The Compensation Committee consists of three members of which Messrs. Klingle (Chairman) and Arnoni are currently members. The third position is vacant as a result of the death of Mr. Darrell D. Wilson during 1999. This vacancy will be filled by the Board at the next meeting of directors.

  The Option Plan Committee determines grants of options to purchase shares under the Company's 1998 Long-Term Incentive Plan (the "Plan") based on recommendations made by the Company's Compensation Committee. During 1999, the Option Plan Committee held no meetings. The Option Plan Committee currently consists of three members. Messrs. Ferguson (Chairman), Arnoni and Gordon.

Compensation Committee Interlocks and Insider Participation

  Ronald E. Klingle served as Chairman of the Compensation Committee and was an executive officer of the Company during 1999. Furthermore, during 1999, Mr. Klingle was an executive officer and/or director of various directly or indirectly wholly owned subsidiaries of the Company.

  No members of the Compensation Committee serve on a Compensation Committee or other board committees performing equivalent functions for any other entity other than a directly or indirectly wholly owned subsidiary of the Company.

Board Committee Reports on Executive Compensation

  Compensation Committee Report.   The Company maintains a cash compensation
program which is designed to motivate, retain and attract management and is comprised of salaries and bonuses. Under the Company's program, the cash compensation of executive officers of the Company is dependent, in part, on discretionary bonuses which encourage a cooperative focus on the Company's consolidated profitability and consider the past performance and potential of the executive officer.

  Ongoing executive officer compensation is determined subjectively, in that the Chief Executive Officer provides recommendations to the Compensation Committee for the proposed remuneration of the Company's officers based on his evaluation of those individuals' performance against objectives jointly formulated by the Chief Executive Officer and the executive officers, any change in their responsibilities and their potential to contribute to the success of the Company. No specific weights have been assigned to these factors by the Committee.

  The basis upon which the compensation of the Chief Executive Officer of the Company for the last completed fiscal year was determined was generally the same as for other executive officers. As Chairman of the Compensation Committee and Chairman of the Board of Directors, the Chief Executive Officer in effect has the ability to establish the level of his cash compensation.

  Although the Company's executive compensation program is established by the Compensation Committee of the Board of Directors, which is currently composed of the below-named directors, one of whom is an employee and executive officer of the Company, from time to time the Compensation Committee and the Board of Directors as a whole discuss, generally, the reasonableness of the amounts of compensation received by the Chief Executive Officer and the other executive officers.

  The Compensation Committee recommended a discretionary contribution to the Company's 401(k) Profit Sharing Plan for 1999 in the amount of four percent of each participant's cash compensation subject to Internal Revenue Code limitations.

  Section 162(m) of the Internal Revenue Code addresses the nondeductibility for federal income tax purposes of certain compensation in excess of $1 million paid
to an employee during the taxable year.   As it is highly unlikely that any
executive officer or other employee of the Company will be awarded compensation in excess of $1 million in the foreseeable future, the Compensation Committee has not established a policy with respect to the nondeductibility of such employee compensation.

  The Compensation Committee believes that the Chief Executive Officer, as well as the other executive officers of the Company, are dedicated to achieving significant improvements in the Company's long-term financial performance and that the compensation policies, plans and programs implemented by the Company contribute to achieving this management focus.

  COMPENSATION COMMITTEE


  Ronald E. Klingle (Chairman)

  Robert M. Arnoni

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation of Executive Officers

  The following information sets forth the compensation of the Company's Chief Executive Officer and the Company's four most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers as of December 31, 1999; in each case for services rendered in all capacities to the Company and its subsidiaries during the fiscal year ended December 31, 1999. No individual no longer serving as an executive officer as of December 31, 1999 received compensation in excess of any of the named executive officers.

                         Summary Compensation Table (1)

                                                                                          Long Term Compensation
                                                                            ---------------------------------------------------
                                             Annual Compensation (2)                Awards            Payouts
                                        -------------------------------     ----------------------  ----------

                                                                 Other       Annual    Restricted     Options/        All Other
                                                                Compen-       Stock       SARs         LTIP            Compen-
Name and Principal Position       Year   Salary     Bonus       sation       Awards     (Shares)      Payouts         sation (3)
---------------------------       ----   ------     -----       ------       ------    ----------     --------       -----------

Ronald E. Klingle                 1999   $140,000  $ 82,302             --         --           --            --         $6,400
  Chairman of the Board and       1998     70,000   206,750             --         --           --            --          6,400
  Chief Executive Officer

Stephen G. Kilper                 1999    110,000    84,901             --         --           --            --          6,400
  Chief Executive Officer,        1998     45,833    81,875             --         --           --            --          6,400
  Earth Sciences
  Consultants, Inc.,
  Antech Ltd.,
  AWS Remediation, Inc.,
  American Landfill
  Management, Inc.

Kenneth J. McMahon                1999    110,000    84,901             --         --           --            --          6,400
  Chief Executive Officer,        1998     55,000    31,875             --         --           --            --          6,400
  American Waste
  Management Services, Inc.

Timothy C. Coxson                 1999    110,000    82,302             --         --           --            --          6,400
  Chief Financial Officer and     1998     55,000    81,875             --         --           --            --          6,400
  Treasurer

Jeffrey M. Grinstein              1999    110,000    80,902             --         --           --            --          6,400
  General Counsel and Secretary   1998     55,000    77,650             --         --           --            --          6,400

__________________________________

(1) Does not include the value of certain non-cash compensation to the named individuals which did not exceed the lesser of $50,000 or 10% of such individuals' total annual salary and bonus shown in the table.

(2) Includes salary and/or bonuses deferred pursuant to Section 401(k) of the Internal Revenue Code.

(3) Reflects contributions to be made on behalf of the named executive officer pursuant to the provisions of the Company's 401(k) Profit Sharing Plan.

Option Grants in Last Fiscal Year

  There were no options granted during 1999.

  Each of the Company's directors who is not an officer or employee of the Company is entitled to receive a retainer fee of $20,000 per year for Board of Directors membership and a fee of $1,000 for attendance at each Board of Directors meeting (or committee meeting held on a separate day). Officers and employees who serve as directors are not compensated for their services as directors. In accordance with the Avalon Holdings Corporation 1998 Long-Term Incentive Plan, non-employee directors are entitled to receive grants of options to purchase shares of Class A Common Stock as determined by the Board of Directors. All directors are reimbursed for expenses incurred in attending Board of Directors meetings and committee meetings. During 1999, the Company made no other payments to non-employee directors with respect to participation on the Board of Directors, its committees or with respect to special assignments.

Performance Graph

  The following line graph compares the yearly percentage change in the Company's cumulative total shareholder return on its Class A Common Stock for the years 1998 and 1999 with the cumulative total return of both the Amex Market Value Index and the Russell 2000 Index.


                             [GRAPH APPEARS HERE]



                                                    June 18,  December 31,  December 31,
                                                      1998        1998          1999
                                                    ------------------------------------
Avalon Holdings Corporation Class A Common Stock     $100.00       $120.21       $ 85.11
Amex Market Value Index                              $100.00       $ 97.07       $125.64
Russell 2000 Index                                   $100.00       $ 89.07       $ 87.74

  The Company's Class A Common Stock performance shown by the above graph is not necessarily indicative of future stock performance.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Legal Services

  Stephen L. Gordon, a director of the Company, is a partner in the law firm of Beveridge & Diamond, P.C., which has rendered legal services to the Company during the last fiscal year.


                         INDEPENDENT PUBLIC ACCOUNTANTS

  The appointment of an independent public accountant is approved annually by the Board of Directors based on the recommendation of the Audit Committee. No independent public accountant has been selected for the current year as the Audit Committee has not yet made its recommendation. Grant Thornton LLP served as independent public accountant of the Company. Representatives of Grant Thornton LLP will be present at the Annual Meeting of Shareholders and will be given an opportunity to make a statement if they desire to do so and will respond to appropriate questions from shareholders.


                         ANNUAL REPORT TO SHAREHOLDERS

  The Company has enclosed its Annual Report to Shareholders for the Company and its subsidiaries for the year ended December 31, 1999, including financial statements reflecting the financial position and results of operations of the Company and its subsidiaries for that year. The Annual Report is not deemed to have been filed with the Commission and such report is not incorporated in this Proxy Statement nor is it part of this proxy solicitation.


                             SHAREHOLDER PROPOSALS

  Any proposals of shareholders which are intended to be presented at the 2001 Annual Meeting of Shareholders must be received by the Secretary of the Company at the principal executive offices of the Company not later than May 13, 2000. Such proposals must meet the requirements of the Commission to be eligible for inclusion in the Company's 2001 Proxy Materials.


                                FORM 10-K REPORT

  THE COMPANY WILL FILE ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1999, WITH THE COMMISSION ON OR BEFORE MARCH 30, 2000. A COPY OF THE REPORT, INCLUDING ANY FINANCIAL STATEMENTS AND SCHEDULES, AND A LIST DESCRIBING ANY EXHIBITS NOT CONTAINED THEREIN, MAY BE OBTAINED WITHOUT CHARGE BY ANY SHAREHOLDER. THE EXHIBITS ARE AVAILABLE UPON PAYMENT OF NOMINAL CHARGES WHICH APPROXIMATE THE COMPANY'S COST OF REPRODUCTION OF THE EXHIBITS. WRITTEN REQUESTS FOR COPIES OF THE REPORT OR EXHIBITS SHOULD BE DIRECTED TO THE SECRETARY, AVALON HOLDINGS CORPORATION, ONE AMERICAN WAY, WARREN, OHIO 44484-5555.

                                 OTHER MATTERS

  The Board of Directors does not know of any matters or business to be presented for action at the meeting other than as set forth above. The enclosed proxy does, however, confer discretionary authority upon the persons named therein, or their substitutes, to take action with respect to any other matter that may properly be brought before the meeting or any adjournment thereof.

                            SOLICITATION OF PROXIES

  The enclosed form of proxy is solicited by the Board of Directors and the proxies named therein have been designated by the Board of Directors. Shares represented by the proxy will be voted at the meeting and, where a choice has been specified, such shares will be voted in accordance with such specification. If no specification is indicated, the proxies will be voted for the election of the nominees named herein as directors and on other matters presented for a vote in accordance with the judgment of the persons acting under the proxies. The cost of preparing, printing, assembling and mailing will be paid by the Company. In addition to the solicitation of proxies by mail, officers, directors, or other employees of the Company, as yet undesignated, and without additional remuneration, may solicit proxies personally or by other appropriate means, if deemed advisable. The Company will request brokers, banks and other nominees to send proxy material to, and obtain proxies from, the beneficial owners of Common Stock held of record by them and it will reimburse such persons for their expenses in so doing.

  We request that you complete, sign, date and return your proxy promptly to ensure that your shares will be voted at the meeting. It is hoped that you will attend the meeting. For your convenience, a self-addressed envelope, which requires no additional postage if mailed in the United States, is enclosed.


                                     BY ORDER OF THE BOARD OF DIRECTORS

                                     /s/ JEFFREY M. GRINSTEIN

                                     JEFFREY M. GRINSTEIN
                                     General Counsel and Secretary
Warren, Ohio
March 22, 2000

    Avalon Holdings Corporation Participating Companies Profit Sharing Plan
                            and Trust (the "Plan")

      VOTING INSTRUCTIONS ARE SOLICITED BY PNC BANK, THE PLAN'S TRUSTEE,
            FOR THE ANNUAL MEETING OF SHAREHOLDERS, APRIL 28, 2000.

As a Plan Participant, I acknowledge receipt of the Notice of Annual Meeting and Proxy Statement relating to the Annual Meeting of Shareholders of Avalon Holdings Corporation (the "Company") to be held at the Grand Pavilion, located at One American Way, Warren, Ohio, on Friday, April 28, 2000, at 10:00 a.m., local time or at any adjournment thereof, and I hereby instruct PNC Bank, as Trustee under the Plan (the "Trustee"), to vote the shares of Class A Common Stock of the Company relating to my Plan account for which I have the right to give voting directions under the Plan, at such Annual Meeting in the manner set forth hereon. This card must be returned to Corporate Election Services using the enclosed envelope, who will tabulate voting instructions for the Trustee. If this card is not received by Corporate Election Services on or before the close of business on April 21, 2000, the Trustee cannot ensure that your voting instructions will be tabulated and counted. Your voting instructions will be accorded confidential treatment.

  Please sign, date and return this card promptly using the enclosed envelope

                      (To be signed on the reverse side)


    Avalon Holdings Corporation Participating Companies Profit Sharing Plan
                            and Trust (the "Plan")

      VOTING INSTRUCTIONS ARE SOLICITED BY PNC BANK, THE PLAN'S TRUSTEE,
            FOR THE ANNUAL MEETING OF SHAREHOLDERS, APRIL 28, 2000.

                        (Continued on the reverse side)

                1. ELECTION OF DIRECTORS BY THE HOLDERS OF CLASS A COMMON STOCK. The Board of Directors of the Company recommends a vote FOR the election of the following nominees.

                Nominees: Sanford B. Ferguson and Stephen L. Gordon

                  [  ] FOR all nominees listed above, except vote withheld for the following nominee(s):

                  --------------------------------------------------------

                  [  ] WITHHOLD AUTHORITY to vote for all nominees listed above.

                2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ADJOURNMENTS THEREOF.

                This Voting Instruction Card, when properly executed, will be voted as directed above. If such card is returned executed with no direction given or if not returned at all, the Trustee shall vote in its absolute discretion.


SIGNATURE                      DATE
          --------------------      ---------
This Voting Instruction Card should be signed exactly as name appears hereon. Please sign, date and return this card promptly using the enclosed envelope.

A PROXY                   AVALON HOLDINGS CORPORATION

            Proxy Solicited on Behalf of the Board of Directors of
               the Company for the Annual Meeting April 28, 2000

     The undersigned hereby appoints Ronald E. Klingle and Jeffrey M. Grinstein, or either of them, attorneys and proxies with full power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of Avalon Holdings Corporation to be held at the Grand Pavilion, located at One American Way, Warren, Ohio, on Friday, April 28, 2000 at 10:00 a.m., local time, and at any adjournment thereof, and to vote the number of shares of Class A Common Stock that the undersigned would be entitled to vote if personally present on all proposals coming before the meeting which are more fully described in the Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, relating to such Annual Meeting, in the manner specified and on any other business that may properly come before the meeting.

          (Continued and to be marked, dated an signed on other side)

                                                                   -----------
                                                                   SEE REVERSE
                                                                      SIDE
                                                                   -----------

                        Please date, sign and mail your
                     proxy card back as soon as possible!

                        Annual Meeting of Shareholders
                          AVALON HOLDINGS CORPORATION

                                April 28, 2000

                             Class A Common Stock


             .  Please Detach and Mail in the Envelope Provided .



         Please mark your
A  [ X ] votes as in this
         example.

                                     The Board of Directors recommends a vote
                                     FOR the election of the following nominees:

                FOR    WITHHELD      Nominees: Sanford B. Ferguson
1. ELECTION                                    Stephen L. Gordon
   OF           [  ]     [  ]
   DIRECTORS
   BY THE HOLDERS OF CLASS A COMMON STOCK


For, except vote withheld from the following nominee(s):

--------------------------------------------------------

You are encouraged to specify your choice by marking the appropriate box, but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendations. The Proxies cannot vote your shares unless you sign and return this Card. A return envelope is enclosed.

                   (Change of address)


               ----------------------------
               ----------------------------
               ----------------------------
               ----------------------------



SIGNATURE(S)                 DATE       SIGNATURE(S)                 DATE
             ---------------      -----              ---------------      ------

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

B PROXY                   AVALON HOLDINGS CORPORATION

            Proxy Solicited on Behalf of the Board of Directors of
               the Company for the Annual Meeting April 28, 2000

     The undersigned hereby appoints Ronald E. Klingle and Jeffrey M. Grinstein, or either of them, attorneys and proxies will full power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of Avalon Holdings Corporation to be held at the Grand Pavilion, located at One American Way, Warren, Ohio, on Friday, April 28, 2000 at 10:00 a.m., local time, and at any adjournment thereof, and to vote the number of shares of Class B Common Stock that the undersigned would be entitled to vote if personally present on all proposals coming before the meeting which are more fully described in the Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, relating to such Annual Meeting, in the manner specified and on any other business that may properly come before the meeting.

          (Continued and to be marked, dated and signed on other side)

                                                                   -----------
                                                                   SEE REVERSE
                                                                      SIDE
                                                                   -----------

                        Please date, sign and mail your
                     proxy card back as soon as possible!

                        Annual Meeting of Shareholders
                          AVALON HOLDINGS CORPORATION

                                April 28, 2000

                             Class B Common Stock


             .  Please Detach and Mail in the Envelope Provided .



         Please mark your
A  [ X ] votes as in this
         example.

                                     The Board of Directors recommends a vote
                                     FOR the election of the following nominees:

                FOR    WITHHELD      Nominees: Ronald E. Klingle
1. ELECTION                                    Stephen G. Kilper
   OF           [  ]     [  ]                  Ronald M. Arnoni
   DIRECTORS
   BY THE HOLDERS OF CLASS B COMMON STOCK

For, except vote withheld from the following nominee(s):

--------------------------------------------------------

You are encouraged to specify your choice by marking the appropriate box, but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendations. The Proxies cannot vote your shares unless you sign and return this Card. A return envelope is enclosed.

                   (Change of address)


               ----------------------------
               ----------------------------
               ----------------------------
               ----------------------------



SIGNATURE(S)                 DATE       SIGNATURE(S)                 DATE
             ---------------      -----              ---------------      ------

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.